                         AMCOL INTERNATIONAL CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

       Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AMCOL International Corporation (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.






Dated: November 1, 2002                   /s/ Lawrence E. Washow
                                          -------------------------
                                          Lawrence E. Washow
                                          Chief Executive Officer

                         AMCOL INTERNATIONAL CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

       Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AMCOL International Corporation (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.






Dated: November 1, 2002                   /s/  Gary L. Castagna
                                          ------------------------
                                          Gary L. Castagna
                                          Chief Financial Officer